CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Secure Netwerks, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Chene Gardner, Chief Executive Officer and Chief  Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Periodic Report fully complies with the requirements of the Securities Exchange Act of 1934; and

(2)	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated as of May 14, 2008
By /s/ Chene Gardner
Chene Gardner
Chief Executive Officer and
Chief Financial Officer